                                                                    Exhibit 99.2

                            UNITED STATES OF AMERICA
                           DEPARTMENT OF THE TREASURY
                    OFFICE OF THE COMPTROLLER OF THE CURRENCY


IN THE MATTER OF             )
NARA BANK, N. A.             )
LOS ANGELES, CALIFORNIA      )


                              CONSENT ORDER

        The Comptroller of the Currency of the United States of America (Comptroller), through his National Bank Examiner, has examined Nara Bank, N.A., Los Angeles, California (Bank) and his findings are contained in the Report of Examination, dated as of June 30, 2001 (ROE).

        The Bank, by and through its duly elected and acting Board of Directors (Board), has executed a "Stipulation and Consent to the Issuance of a Consent Order," dated February 20, 2002, that is accepted by the Comptroller. By this Stipulation and Consent, which is incorporated by reference the same as if fully set forth, the Bank has consented to the issuance of this Consent Order (Order) by the Comptroller.

               Pursuant to the authority vested in him by the Federal Deposit Insurance Act, as amended, 12 U.S.C. Section 1818, the Comptroller hereby orders that:


                                    ARTICLE I

                              COMPLIANCE COMMITTEE

        (1) Within thirty (30) days, the Board shall appoint a Compliance Committee of at least three (3) directors, of which no more than one (1) shall be an employee of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C. Section 371c(b)(1)), or a family member of any such person. Upon appointment, the names of the members of the Compliance

Committee shall be submitted in writing to the Assistant Deputy Comptroller. The Compliance Committee shall be responsible for monitoring and coordinating the Bank's adherence to the provisions of this Order.

        (2) The Compliance Committee shall meet at least monthly beginning thirty (30) days after the effective date of this Order.

        (3) Within thirty (30) days of the appointment of the Committee and every calendar quarter thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

               (a) actions taken to comply with each Article of this Order; and

               (b) the results of those actions.

        (4) The Board shall forward a copy of the Compliance Committee's report, with any additional comments by the Board, to the Assistant Deputy Comptroller.



                                   ARTICLE II

                                INTERNAL CONTROLS

        (1) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program of policies and procedures to ensure compliance with the Bank Secrecy Act, as amended (31 U.S.C. Sections 5311 - 5330), the regulations promulgated thereunder at 31 C.F.R. Part 103 and 12 C.F.R. Part 21, Subparts B and C, as amended (hereinafter collectively referred to as the "Bank Secrecy Act" or the "BSA"), and the rules and regulations of the Office of Foreign Assets Control (OFAC). At a minimum, this written program shall establish:

        (a) a system of internal controls and independent testing and auditing to ensure ongoing compliance with the Bank Secrecy Act;

        (b) operating procedures for the opening of new accounts and supervising of existing accounts, with particular emphasis on identifying and monitoring high-risk accounts;

        (c) controls and procedures to ensure that all suspicious and large currency transactions are identified and reported; procedures should be comprehensive as to all points of cash entry and exit;

        (d) procedures to ensure that records are maintained on monetary instrument transactions and funds transfers, as required by the Bank Secrecy Act;

        (e) comprehensive procedures and management information systems to identify and report to appropriate management personnel:

                (i) frequent or large volume cash deposits or wire transfers or book entry transfers to or from offshore or domestic entities or individuals;

                (ii) wire transfers or book entry transfers that are deposited into several accounts;

                (iii) receipt and disbursement of wire transfers or book entry transfers without an apparent business reason;

                (iv) receipt and disbursement of wire transfers or book entry transfers when they are inconsistent with the customer's business;

                (v) receipt and disbursement of currency and monetary instruments when they are inconsistent with the customer's business; and

                (vi) bank accounts opened in the name of a casa de cambio (money exchange house) or any "financial institution" as defined in 31 C.F.R. Section 103.11(n) (bank, broker/dealer, currency dealer or exchanger, issuer or seller or redeemer of traveler's checks or money orders, transmitter of funds, telegraph company, casino, etc.);

        (f) comprehensive guidelines and procedures to identify and report both the shipment and receipt of currency or monetary instruments via common couriers, which guidelines should specifically detail procedures that will cover and address improperly labeled courier pouches containing monetary instruments, as well as related procedures for reporting and filing Suspicious Activity Reports for such pouches;

        (g) comprehensive guidelines, procedures and systems for compliance with the rules and regulations of the OFAC;

        (h) policies and procedures to identify and address unique or special risks posed by particular branches of the Bank due to the type or volume of business activity conducted there; and

        (i) a qualified BSA compliance officer who has day-to-day responsibilities for managing all aspects of the BSA compliance program and who will be responsible for filing Currency Transaction Reports (CTRs), Reports of International Transportation of Currency or Monetary Instruments (CMIRs), and Reports of Foreign Bank and Financial Accounts (FBARs). The BSA compliance officer shall report directly to the Board of

                Directors. The Board of Directors and senior management shall ensure that the BSA compliance officer has sufficient authority and resources to effectively administer a comprehensive BSA compliance program at each and every location at which the Bank does business.

        (2) Upon completion, a copy of this program shall be submitted to the Assistant Deputy Comptroller for review. In the event the Assistant Deputy Comptroller recommends changes to the program, the Board shall immediately incorporate those changes.

        (3) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of, and adherence to, the program developed pursuant to this Article.



                                   ARTICLE III

                            COMPLIANCE AND REPORTING

        (1) Within forty-five (45) days, the Board shall ensure that the Bank and BSA Officer:

                (a) conduct reviews of the individuals, companies and accounts listed in all subpoenas received at all locations, including the New York branches, within the past twelve (12) months, and establish a uniform process for logging in subpoena requests, certifying that an independent review of the bank records has been conducted for persons and accounts named in the subpoenas, and stating what additional action, if any, the bank took;

                (b) implement a process to promptly identify and report transactions with persons named on the FBI's "Control List;"

                (c) review all cash transactions in excess of $4,999 for all accounts starting from April 1, 2001, to ensure that structuring is not occurring and going unreported;

                (d) review future letters of credit associated with import and export transactions and, if vessels are involved, check vessel names against the OFAC list;

                (e) review and revise the list of nonresident alien accounts to ensure that it is accurate; and

                (f) establish procedures whereby the BSA officer provides the Board with a compliance report on at least a quarterly basis that includes, at a minimum, new issues identified, corrective action required, Suspicious Activity Reports filed, training conducted, and changes in the laws and regulations.


                                   ARTICLE IV

                                 AUDIT FUNCTION

        (1) Within forty-five (45) days, the Board shall review and evaluate the service and ability of the audit function currently being provided by its internal and external auditors. Such an assessment should include the Board's expectations of how the internal and external auditors can better assist in ensuring the Bank's compliance with the Bank Secrecy Act, Suspicious Activity Report procedures, and the rules and regulations of the OFAC.

        (2) Within thirty (30) days after the Board has completed its review in paragraph (1) of this Article, the Board shall expand the Bank's existing audit function to include:

                (a) development of a program to test the adequacy of internal controls designed to ensure compliance with the provisions of the Bank Secrecy Act;

                (b) prompt management response and follow-up to all audit exceptions or other recommendations of the Bank's internal and external auditors; and

                (c) a risk-based approach to Bank Secrecy Act compliance that includes transactional testing and verification of data for higher risk accounts or geographic areas of specific concern.

        (3) Within thirty (30) days, the Board shall retain the services of a qualified independent consultant to develop findings, observations and recommendations on the Bank's internal controls, including the audit function, addressing compliance with the Bank Secrecy Act and the rules and regulations of the OFAC, including related regulatory reporting on those subjects.


                                    ARTICLE V

                                    TRAINING

        (1) Within thirty (30) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a comprehensive training program for all appropriate operational and supervisory personnel to ensure their awareness of, and compliance with, the requirements of the Bank Secrecy Act and the OFAC, including the currency reporting and monetary instrument and funds transfer recordkeeping requirements, and the reporting requirements for Suspicious Activity Reports.

        (2) The Bank's training program shall identify unique or special risks posed by particular branches due to the type or volume of business activity conducted there and shall specifically address those risks when training employees from those locations.

        (3) The Bank's training program shall identify and address any need to provide training to employees in languages other than English and shall ensure that all appropriate operational and supervisory employees who do not speak fluent English have a thorough understanding of the requirements of the Bank Secrecy Act.

        (4) The Board shall ensure that the Bank has the resources and personnel to ensure implementation of, and adherence to, the comprehensive training program developed pursuant to this Article.



                                   ARTICLE VI

                           SUSPICIOUS ACTIVITY REPORTS

        (1) The Board shall file Suspicious Activity Reports on all suspicious transactions and, within thirty (30) days, develop, implement, and thereafter ensure Bank adherence to a written program to establish a system of internal controls and processes to ensure compliance with the requirements to file Suspicious Activity Reports set forth in 12 C.F.R. Section 21.11, as amended. At a minimum, this written program shall establish procedures for identifying, monitoring and reporting suspicious activity, known or suspected violations of Federal law, violations of the Bank Secrecy Act, or suspicious transactions, including suspicious activity relating to the opening of new accounts, the monitoring of current accounts, and the transfer of funds through the Bank.

        (2) Upon completion, a copy of this program shall be submitted to the Assistant Deputy Comptroller for review. In the event the Assistant Deputy Comptroller recommends changes to the program, the Board shall immediately incorporate those changes into the program.

        (3) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of, and adherence to, the program developed pursuant to this Article.



                                   ARTICLE VII

                                VIOLATIONS OF LAW

        (1) The Board shall immediately take all necessary steps to ensure that Bank management corrects each violation of law, rule or regulation cited in the ROE and in any subsequent Report of Examination. The quarterly progress reports required by Article VIII of this Order shall include the date and manner in which each correction has been effected during that reporting period.

        (2) Within sixty (60) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the ROE and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management which incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

        (3) Within thirty (30) days of receipt of any subsequent Report of Examination that cites violations of law, rule, or regulation, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the ROE and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management that incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

        (4) Within thirty (30) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures for incorporating the requirements of all new legislation concerning the Bank Secrecy Act and OFAC into the Bank's internal controls, including the audit function, and training programs.

        (5) Upon adoption, a copy of these procedures shall be promptly forwarded to the Assistant Deputy Comptroller.

        (6) The Board shall ensure that the Bank has policies, processes, personnel, and control systems to ensure implementation of and adherence to the procedures developed pursuant to this Article.



                                  ARTICLE VIII

                         PROGRESS REPORTING - QUARTERLY

        (1) The Board shall submit quarterly progress reports to the Assistant Deputy Comptroller. These reports shall set forth in detail:

                (a) actions taken since the prior progress report to comply with each Article of the Order;

                (b)     results of those actions; and

                (c) a description of the actions needed to achieve full compliance with each Article of this Order.

        (2) The progress reports should also include any actions initiated by the Board and the Bank pursuant to the criticisms and comments in the ROE or in any future Report of Examination.

        (3) The first progress report shall be submitted for the period ending March 31, 2002, and will be due within fifteen (15) days of that date. Thereafter, progress reports will be due within fifteen (15) days after the end of the next calendar quarter.

        (4) The progress reports, as well as any other reports required by the Order, shall be submitted to the:

            Assistant Deputy Comptroller
            Southern California - North Field Office
            550 North Brand Boulevard, Suite 500
            Glendale, California 91203-1900


                                   ARTICLE IX

                                     CLOSING

        (1) Although the Board is by this Order required to submit certain proposed actions and programs for the review and approval of the Assistant Deputy Comptroller, the Board has the ultimate responsibility for proper and sound management of the Bank.

        (2) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Order shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

        (3) Any time limitations imposed by this Order shall begin to run from the effective date of this Order. Such time limitations may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

        (4) The provisions of this Order are effective upon issuance of this Order by the Comptroller, through his authorized representative whose hand appears below, and shall remain effective and enforceable, except to the extent that, and until such time as, any provisions of this Order shall have been amended, suspended, waived, or terminated in writing by the Comptroller.

        (5) This Order is intended, and shall be construed to be an "order to cease and desist" as contemplated by 12 U.S.C. Section 1818(b), and expressly does not form and may not be construed to form a contract binding on the OCC or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce the terms of the Order under its supervisory powers, including 12 U.S.C. Section 1818(b) and (i), and not as a matter of contract law. The Bank expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other Federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC's exercise of its supervisory responsibilities. The terms of this Order, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or arrangements, or negotiations between the parties, whether oral or written.

        IT IS SO ORDERED, this 20th day of February, 2002.

            /s/
------------------------------------------             ------------------------
P. L. Shriner                                          Date
Assistant Deputy Comptroller
Southern California - North Field Office